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                                                                   EXHIBIT 10.27

                               FOURTH AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "FOURTH AMENDMENT") is executed as of December 16, 2003, by and among Maverick Tube Corporation, a Delaware corporation ("COMPANY"), SeaCAT, L.P., a Texas limited partnership ("SC ACQUISITION"), SEAC Acquisition, LLC, a Delaware limited liability company ("SEAC"), Maverick C&P, Inc., a Delaware corporation ("C&P"), Maverick Investment Corporation, a Delaware corporation ("INVESTMENT"), Maverick Tube, L.P., a Delaware limited partnership ("TUBE"), Precision Tube Holding Corporation, a Delaware corporation ("HOLDING"), Maverick GP, Inc., a Delaware corporation ("MAVERICK GP"), Precision GP, LLC, a Delaware limited liability company ("PRECISION GP"), Precision Tube Technology, L.P., a Texas limited partnership ("PRECISION" and collectively with Company, SC Acquisition, SEAC, C&P, Investment, Tube, Holding, Maverick GP and Precision GP, the "US BORROWERS" and individually, a "US BORROWER"), Prudential Steel Ltd., an Alberta corporation ("PRUDENTIAL"), Maverick Exchangeco (Nova Scotia) ULC, a Nova Scotia unlimited liability company ("EXCHANGECO"), Maverick Tube (Canada) Inc., an Alberta corporation ("TUBE CANADA"), Precision Tube Canada Limited, an Alberta corporation ("PRECISION CANADA" and collectively with Prudential, Exchangeco and Tube Canada, the "CANADIAN BORROWERS" and individually, a "CANADIAN BORROWER") (the US Borrowers and the Canadian Borrowers are together referred to herein as "BORROWERS" and individually, a "BORROWER"), JPMorgan Chase Bank, individually as a Lender, as an Issuing Bank, as the Swingline Lender and as the Administrative Agent, CIT Business Credit Canada Inc., individually as a Lender, as an Issuing Bank and as the Canadian Administrative Agent, General Electric Capital Corporation, as a Lender and as the Documentation Agent, and each of the other Lenders that is a signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, Borrowers, Agents and Lenders are parties to that certain Amended and Restated Credit Agreement dated as of December 31, 2002, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 28, 2003, that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 2, 2003, and that certain Third Amendment to Amended and Restated Credit Agreement dated as of September 19, 2003 (collectively, the "CREDIT AGREEMENT;" unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Fourth Amendment); and

         WHEREAS, Borrowers have advised the Administrative Agent and Lenders that Borrowers intend to complete a corporate restructuring of the Company's Canadian and Scotish operations and more specifically to effect the following corporate restructuring transactions (collectively referred to herein as the "CANADIAN RESTRUCTURE"):

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

                  A. the Company forms International Holdings as a new, direct, wholly owned Subsidiary that will be a Delaware corporation;

                  B. International Holdings forms Maverick ULC as a new, direct, wholly owned Subsidiary that will be a Nova Scotia unlimited liability corporation;

                  C. Maverick ULC forms Canada GP as a new, direct, wholly owned Subsidiary that will be an Alberta limited corporation;

                  D. Canada LP is formed; the sole general partner of which is Canada GP and the initial limited partner of which is Maverick ULC;

                  E. Canada LP forms Prudential Holdings as a new, direct, wholly owned Subsidiary that will be a Nova Scotia unlimited liability corporation;

                  F. the Company contributes the Equity of Exchangeco to International Holdings in consideration for the issuance of Equity by International Holdings to the Company;

                  G. the Company loans up to the Dollar equivalent of C$150,000,000 of cash to International Holdings evidenced by an unsecured demand note in favor of the Company in the form attached as Exhibit A hereto (the "COMPANY/HOLDINGS NOTE");

                  H. International Holdings makes a loan of cash to Maverick ULC evidenced by an unsecured note in favor of International Holdings;

                  I. International Holdings contributes the Equity of Exchangeco to Maverick ULC in consideration for cash and Equity issued by Maverick ULC to International Holdings;

                  J.       International Holdings repays the Company/Holdings
                           Note in full;

                  K. Maverick ULC contributes the Equity of Exchangeco to Canada LP in consideration for a limited partner interest in Canada LP and then contributes a portion of such limited partner interest to Canada GP;

                  L. Canada LP contributes the Equity of Exchangeco to Prudential Holdings in consideration for the issuance of unsecured debt evidenced by an unsecured note and Equity by Prudential Holdings to Canada LP;

                  M. C&P distributes all of its assets which are located at, or which are directly related to C&P's Counce, Tennessee facility to Tube;

                  N. Investment converts to a limited liability company ("INVESTMENT LLC") and Maverick GP converts to a limited liability company ("MAVERICK GP LLC");

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                  O.       Tube distributes 95% of the capital stock of C&P to
                           Investment LLC and 5% of the capital stock of C&P to GP LLC;

                  P. Investment LLC and Maverick GP LLC distribute all of the capital stock of C&P to the Company;

                  Q. C&P recapitalizes its capital stock to create a class of preferred stock;

                  R. C&P issues preferred stock to the Company, and the Company contributes such preferred stock to International Holdings in consideration for the issuance of additional Equity by International Holdings to the Company;

                  S. International Holdings contributes a portion of the preferred stock of C&P to Maverick ULC in consideration for the issuance of Equity, of Maverick ULC to International Holdings.

                  T. Holding converts to a limited liability company ("HOLDING LLC");

                  U. Holding LLC distributes the Equity of Precision Canada and Precision Scotland to the Company;

                  V. the Company contributes the equity of Precision Canada and Precision Scotland to International Holdings in consideration of the issuance of Equity by International Holdings to the Company;

                  W. International Holdings contributes the Equity of Precision Canada to Maverick ULC in consideration for the issuance of Equity by Maverick ULC to International Holdings;

                  X. Maverick ULC contributes the Equity of Precision Canada to Canada LP in consideration for the issuance of a limited partner interest by Canada LP to Maverick ULC; and

                  Y. International Holdings contributes the remaining portion of the preferred stock of C&P to Maverick ULC in consideration for the issuance of unsecured debt evidenced by an unsecured note by Maverick ULC to International Holdings;

         WHEREAS, after giving effect to the Canadian Restructure, the organizational structure of the Borrowers and Subsidiaries will be as set forth on Exhibit B hereto (the "POST-CONSUMMATION ORGANIZATIONAL STRUCTURE CHART"); and

         WHEREAS, after giving effect to the Canadian Restructure, Borrowers intend to amalgamate Prudential Holdings, Exchangeco, Tube Canada and Prudential into a new Canadian corporation (the "AMALGAMATION"), and after giving effect to the Amalgamation, the corporate structure of the Borrowers and their Subsidiaries will be as set forth on Exhibit C hereto; and

         WHEREAS, Borrowers have advised the Administrative Agent and Lenders that Borrowers desire (i) to create Maverick de Venezuela, and (ii) to capitalize Maverick de

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Venezuela with up to $10,000,000 (the preceding clauses (i) and (ii) are collectively referred to herein as the "VENEZUELAN TRANSACTION"); and

         WHEREAS, Maverick de Venezuela will (i) purchase raw steel from an unrelated Venezuelan manufacturer, (ii) engage Tube to (a) ship the raw steel to the Hickman, Arkansas facility on a tolling basis (with title of the steel (in its raw form, as work-in-process and in the form of the green tubes produced in Hickman) always remaining with Maverick de Venezuela), (b) process the raw steel into green tubes, and (c) ship the green tubes back to Venezuela, (iii) engage a third party to convert the green tubes into finished tubes, and (iv) sell the finished tubes to Petroleos de Venezuela (a.k.a. Pdvsa) and other entities; and

         WHEREAS, Borrowers have requested that the limitation on the aggregate of all Canadian Letter of Credit Liabilities and US Letter of Credit Liabilities at any one time outstanding be increased from $10,000,000 to $20,000,000; and

         WHEREAS, Borrowers have requested that (i) Lenders consent to consummation of the Canadian Restructure as more fully set forth herein and on the Post-Consummation Organizational Structure Chart, (ii) Lenders consent to the Venezuelan Transaction, and (iii) the Credit Agreement be amended as set forth in this Fourth Amendment; and

         WHEREAS, subject to the terms and conditions set forth herein, Lenders have agreed to Borrowers' requests.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1. AMENDMENTS. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of each condition precedent contained in Section 3 and Sections 4 and 5, as applicable, of this Fourth Amendment the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

         1.1. AMENDED DEFINITIONS. The definitions of "CANADIAN CREDIT PARTY", "FINANCING DOCUMENTS", "GP INC.", "GP LLC", "HOLDING" and "US CREDIT PARTY" contained in Section 1.1 of the Credit Agreement shall be amended to read in full as follows:

                  "CANADIAN CREDIT PARTY" shall mean the Canadian Borrowers and each other Credit Party which is formed or organized under the federal laws of Canada or under the laws of any province or territory in Canada; provided, that, for all purposes of this Agreement and the other Financing Documents, International Holdings shall be deemed to be a Canadian Credit Party.

                  "FINANCING DOCUMENTS" shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Security Instruments, the Applications, Borrowing Requests, Borrowing Base Reports, the Canadian Fee Letter, the Fee Letter, and the other documents, instruments or agreements described in Section 3.1 and Section 3.2, together with any other document,

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

         instrument or agreement (other than participation, agency or similar agreements among the Lenders or between any Lender and any other bank or creditor with respect to any indebtedness or obligations of the Company or its Subsidiaries hereunder or thereunder) now or hereafter entered into in connection with the Loans, the Lender Indebtedness or the Collateral, as such documents, instruments or agreements may be amended, modified or supplemented from time to time.

                  "GP INC." shall, prior to the consummation of the Canadian Restructure, mean Maverick GP, Inc., a Delaware corporation, and as result of its conversion to a Delaware limited liability company as part of the Canadian Restructure, shall thereafter mean Maverick GP.

                  "GP LLC" shall mean Precision GP.

                  "HOLDING" shall, prior to the consummation of the Canadian Restructure, mean Precision Tube Holding Corporation, a Delaware corporation, and as result of its conversion to a Delaware limited liability company as part of the Canadian Restructure, shall thereafter mean Precision Tube Holding, LLC, a Delaware limited liability company, in each case owned 100% by the Company.

                  "INVESTMENT" shall, prior to the consummation of the Canadian Restructure, mean Maverick Investment Corporation, a Delaware corporation, and as result of its conversion to a Delaware limited liability company as part of the Canadian Restructure, shall thereafter mean Maverick Investment, LLC, a Delaware limited liability company, in each case owned 100% by the Company.

                  "US CREDIT PARTY" shall mean the US Borrowers and any other Credit Party which is organized under the laws of any state of the United States or any political subdivision thereof; provided, that, for all purposes of this Agreement and the other Financing Documents, International Holdings shall not be deemed a US Credit Party.

         1.2. ADDITIONAL DEFINITIONS. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following defined terms:

                  "CANADA GP" shall mean Maverick Tube Canada GP, Ltd., an Alberta limited corporation to be owned 100% by Maverick ULC.

                  "CANADA LP" shall mean Maverick Tube Canada LP, an Alberta limited partnership to be owned 99% by Maverick ULC and 1% by Canada GP.

                  "CANADIAN RESTRUCTURE" has the meaning assigned to such term in the Fourth Amendment.

                  "FOURTH AMENDMENT" shall mean the Fourth Amendment to Amended and Restated Credit Agreement dated as of December 16, 2003, by and among Borrowers and Lenders.

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

                  "INTERNATIONAL HOLDINGS" shall mean Maverick Tube International Holdings, Inc., a Delaware corporation to be owned 100% by the Company.

                  "INTERNATIONAL HOLDINGS BLOCKED ACCOUNT" shall mean the demand deposit account established by International Holdings with the Administrative Agent (a) which International Holdings and the Administrative Agent jointly designate as the "International Holdings Blocked Account," (b) into which all cash receipts of International Holdings from whatever source (including, without limitation, all currency, checks and drafts representing proceeds of the Collateral) shall be deposited pursuant to Section 4.9 hereof and pursuant to the Security Documents, and (c) which are subject to the provisions of
         Section 4.9 hereof.

                  "MAVERICK DE VENEZUELA" shall mean Maverick Tube de Venezuela, a Venezuelan corporation to be owned 100% by the Company.

                  "MAVERICK GP" shall mean Maverick GP, LLC, a Delaware limited liability company and successor by conversion to GP, Inc.

                  "MAVERICK ULC" shall mean Maverick Tube Canada ULC, a Nova Scotia unlimited liability corporation to be owned 100% by International Holdings.

                  "MAVERICK ULC BLOCKED ACCOUNT" shall mean the demand deposit account established by Maverick ULC with the Administrative Agent (a) which Maverick ULC and the Administrative Agent jointly designate as the "Maverick ULC Blocked Account," (b) into which all cash receipts of Maverick ULC from whatever source (including, without limitation, all currency, checks and drafts representing proceeds of the Collateral) shall be deposited pursuant to Section 4.10 hereof and pursuant to the Security Documents, and (c) which are subject to the provisions of
         Section 4.10 hereof.

                  "PRECISION GP" shall mean Precision GP, LLC, a Delaware limited liability company.

                  "PRUDENTIAL HOLDINGS" shall Prudential Steel Holdings, Ltd., a Nova Scotia unlimited liability corporation to be owned 100% by Canada LP.

         1.3. AMENDMENT TO LETTER OF CREDIT SUB-LIMIT. Each reference to "$10,000,000" in clauses (a) and (b) of Section 2.3 of the Credit Agreement is amended to be "$20,000,000".

         1.4. AMENDMENTS TO ARTICLE 4. Article 4 of the Credit Agreement is hereby amended to add a new Section 4.9 and a new Section 4.10 which shall read in full as follows:

                  "Section 4.9 ESTABLISHMENT OF INTERNATIONAL HOLDINGS BLOCKED ACCOUNT. So long as this Agreement is in effect or any Lender Indebtedness shall be outstanding, International Holdings acknowledges and agrees that all funds received by International Holdings from any source, have been and shall continue to be deposited directly upon receipt into the International Holdings Blocked Account. Such deposits shall be made in the exact form received subject only to any necessary endorsements, if any. International Holdings hereby acknowledges and agrees (a) it hereby irrevocably instructs the

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

         Administrative Agent to transfer all amounts received in the International Holdings Blocked Account (other than the receipt of funds set forth in recital G of the Fourth Amendment) to the US Blocked Account not later than one Business Day following the date of receipt thereof in the International Holdings Blocked Account, (b) except for the transfer of funds to Maverick ULC provided for in recital H of the Fourth Amendment, it shall not have any power of withdrawal over the funds in the International Holdings Blocked Account, (c) that International Holdings has granted a Lien on and pledged to the Administrative Agent as additional collateral security for the Lender Indebtedness, in the International Holdings Blocked Account and all funds on deposit therein and "control" has been established with respect to the International Holdings Blocked Account as defined in
         Section 9.104 of the UCC, (d) International Holdings may not unilaterally terminate the International Holdings Blocked Account, and
         (e) after the completion of the transfer of funds to Maverick ULC provided for in recital H of the Fourth Amendment, the International Holdings Blocked Account and all funds on deposit therein shall be subject to the absolute dominion and control of the Administrative Agent. Each of International Holdings and the Administrative Agent agree that the International Holdings Blocked Account is a "deposit account" within the meaning of 9-102(a)(29) of the UCC and that for purposes of Section 9-304 of this UCC, the State of New York shall be the jurisdiction of the Administrative Agent."

                  "Section 4.10 ESTABLISHMENT OF MAVERICK ULC BLOCKED ACCOUNT. So long as this Agreement is in effect or any Lender Indebtedness shall be outstanding, Maverick ULC acknowledges and agrees that all funds received by Maverick ULC from any source, have been and shall continue to be deposited directly upon receipt into the Maverick ULC Blocked Account. Such deposits shall be made in the exact form received subject only to any necessary endorsements, if any. Maverick ULC hereby acknowledges and agrees (a) it hereby irrevocably instructs the Administrative Agent to transfer all amounts received in the Maverick ULC Blocked Account to the International Holdings Blocked Account not later than one Business Day following the date of receipt thereof in the Maverick ULC Blocked Account, (b) it shall not have any power of withdrawal over the funds in the Maverick ULC Blocked Account, (c) that Maverick ULC has granted a Lien on and pledged to the Administrative Agent as additional collateral security for the Lender Indebtedness, in the Maverick ULC Blocked Account and all funds on deposit therein and "control" has been established with respect to the Maverick ULC Blocked Account as defined in Section 9.104 of the UCC, (d) Maverick ULC may not unilaterally terminate the Maverick ULC Blocked Account, and (e) the Maverick ULC Blocked Account and all funds on deposit therein shall be subject to the absolute dominion and control of the Administrative Agent. Each of Maverick ULC and the Administrative Agent agree that the Maverick ULC Blocked Account is a "deposit account" within the meaning of 9-102(a)(29) of the UCC and that for purposes of Section 9-304 of this UCC, the State of New York shall be the jurisdiction of the Administrative Agent."

         1.5. AMENDMENT TO MERGERS, SALES, ETC. COVENANT. Section 7.4 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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                  "Section 7.4 MERGER, SALES, ETC. Merge into or with or
         consolidate or amalgamate with, or permit any other Credit Party to merge into or with or consolidate or amalgamate with, any other Person, or sell, lease or otherwise dispose of, or permit any other Credit Party to sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or any part of its Property to any other Person. Notwithstanding the foregoing limitation
         (a) the Credit Parties may sell inventory in the ordinary course of business, (b) any Credit Party may sell, redeem or trade cash equivalent investments permitted under Section 7.6 hereof, (c) any US Borrower (other than SC Acquisition) shall be permitted to consolidate or merge with any other US Borrower (other than SC Acquisition) (provided, that, in the case of any merger involving the Company, the Company shall be the surviving entity), (d) any Canadian Borrower shall be permitted to consolidate, amalgamate or merge with any other Canadian Borrower, (e) any Borrower (other than SC Acquisition) shall be permitted to sell, assign or convey all or any part of its Property to any US Borrower (other than SC Acquisition), (f) any Canadian Borrower shall be permitted to sell, assign or convey all or any part of its Property to any other Canadian Borrower, (g) the Merger Transactions shall be expressly permitted hereunder, (h) the Borrowers may sell assets not material to the operations and business of the Borrowers so long as the aggregate sale price for all assets sold in any Fiscal Year does not exceed $1,000,000, (i) the US Borrowers may enter into a Lay Down Real Estate Lease with Stone & Webster Construction, Inc., a Louisiana corporation for approximately five acres and certain improvements of the US Borrowers' Longview, Washington facility, and (j) the Canadian Restructure shall be expressly permitted hereunder; provided, that, with respect to transactions described in clauses (c), (d), (e) and (f) of this Section
         7.4 (other than the sale of inventory in the ordinary course of business), Borrowers shall have given the Administrative Agent not less then ten (10) Business Days prior written notice of such transactions and Borrowers shall have executed and delivered such documents, instruments and agreements and taken all such actions as the Administrative Agent requires with respect to such transaction to fully evidence, protect and preserve the Liens intended to be granted for the benefit of the Lenders and the Secured Affiliates pursuant to the Security Instruments. Upon the termination of the Lewis Note, the SC Collateral Documents and all obligations with respect to the Lewis Note and the Earn Out Obligations, each parenthetical contained in this
         Section 7.4 which contains the phrase "other than SC Acquisition" shall be deleted."

         1.6. AMENDMENT TO DIVIDEND COVENANT. Section 7.5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  "Section 7.5 DIVIDENDS, ETC. Declare or pay any dividend on its Equity, make any payment to purchase, redeem, retire or otherwise acquire any of its Equity now or hereafter outstanding, return any capital to its stockholders, partners or members, make any distribution of its assets, Equity, obligations or securities to its stockholders, partners or members (an "EQUITY DISTRIBUTION"), except (a) that any Credit Party may make equity distributions to any US Borrower, (b) C&P may make equity distributions to Maverick ULC in respect of the preferred stock of C&P held by Maverick ULC which has been pledged by Maverick ULC to secure the Lender Indebtedness, provided, that, (i) C&P may make equity distributions on such preferred stock in cash only to Maverick ULC and (ii) C&P shall deposit all such cash equity distributions directly into the Maverick ULC

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

         Blocked Account (and Maverick ULC hereby irrevocably authorizes and instructs C&P to make such deposits into the Maverick ULC Blocked Account), (c) any Canadian Borrower may make equity distributions to other Canadian Borrowers, provided, that, cash equity distributions by Maverick ULC shall be deposited into the International Holdings Blocked Account (and International Holdings hereby irrevocably authorizes and instructs Maverick ULC to make such deposits into the International Holdings Blocked Account), (d) the Company may purchase, redeem, retire or otherwise acquire its outstanding Equity (a "STOCK REPURCHASE") so long as (1) Excess Availability was not less than $40,000,000 at any time during the thirty (30) day period ending on the date of such Stock Repurchase assuming that such Stock Repurchase occurred on the first day of such period, (2) Excess Availability will be not less than $40,000,000 immediately after giving effect to such Stock Repurchase,
         (3) no Default exists or will exist after giving effect to such Stock Repurchase, (4) the aggregate amount paid for all such Stock Repurchases does not exceed $20,000,000 during the period beginning on March 28, 2002 and running through the term of this Agreement, and (e) the Company may pay dividends on its outstanding Equity so long as (i) Excess Availability was not less than $40,000,000 at any time during the thirty (30) day period ending on the date such dividends are paid assuming that such dividends were paid in the first day of such period,
         (ii) Excess Availability will be not less than $40,000,000 immediately after giving effect to the payment of such dividends, (iii) no Default exists or will exist after giving effect to the payment of such dividend, (iv) the aggregate amount of all dividends paid does not exceed (1) $5,000,000 in any period of twelve consecutive months, or
         (2) $10,000,000 during the term of this Agreement."

         1.7. AMENDMENT TO INVESTMENTS COVENANT. Section 7.6 of the Credit Agreement is hereby amended (a) to amend and restate clause (i) in its entirety as set forth below, (b) to delete the "and" at the end of clause (i), to delete the period at the end of clause (j) thereof, to insert in lieu of such period "; and", and (c) to add thereto a new clause (k) which shall read in full as set forth below:

                  "(i)     other investments not to exceed an aggregate of
         $5,000,000; provided, that, none of the investments made pursuant to this clause (i) shall be in Maverick de Venezuela;"

                  "(k)     investments, loans or advances in Maverick de
         Venezuela not to exceed an aggregate of $10,000,000."

         1.8. AMENDMENT TO NEGATIVE COVENANTS WITH RESPECT TO CERTAIN CREDIT PARTIES. Section 7.23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Section 7.23 NEGATIVE COVENANTS WITH RESPECT TO CERTAIN CREDIT PARTIES. Permit, allow or cause any of Precision International, Maverick International, Exchangeco, International Holdings, Maverick ULC, Canada GP, Canada LP, Prudential Holdings, to (a) conduct any business or operations (other than (1) the payment of equity distributions to the extent permitted by Section 7.5 hereof, (2) Exchangeco's exercise of its rights and performance of its existing obligations under the Precision Purchase

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

         Documents in connection with the exchange of the exchangeable shares of Tube Canada, (3) the payment of the debt referenced in clauses H, L and Y of the recitals to the Fourth Amendment by Maverick ULC and Prudential Holdings; provided, that, any payments on debt owing to International Holdings shall be deposited directly into the International Holdings Blocked Account (and International Holdings hereby irrevocably authorizes and instructs Maverick ULC to make such deposits into the International Holdings Blocked Account), (4) the actions permitted by Section 7.4(d), and (5) the actions necessary to effect the Canadian Restructure), (b) own, lease, license or otherwise have the right to use any Property (other than (i) Exchangeco's ownership of all of the issued and outstanding Equity of Tube Canada,
         (ii) International Holdings' ownership of all of the issued and outstanding Equity of Maverick ULC and Precision Scotland, (iii) Maverick ULC's ownership of all of the issued and outstanding Equity of Canada GP, a portion of the issued and outstanding limited partner interests of Canada LP, and all preferred stock of C&P, (iv) Canada GP's ownership of all of the issued and outstanding general partner interests and a portion of the limited partner interests of Canada LP,
         (v) Canada LP's ownership of all of the issued and outstanding Equity of Prudential Holdings and Precision Canada, and (vi) Prudential Holdings ownership of all of the issued and outstanding Equity of Exchangeco), (c) incur any liabilities or obligations to any Person (other then the debt referenced in clauses H, L and Y of the recitals to the Fourth Amendment), or (d) employ any employees."

SECTION 2. LIMITED CONSENT. Subject to the covenants, terms and conditions set forth in this Fourth Amendment, in reliance upon the representations and warranties of Borrowers herein contained, and subject to the satisfaction of each condition precedent contained in Section 3 and Sections 4 and 5, as applicable, of this Fourth Amendment, Lenders hereby consent to:

         (a)      the Canadian Restructure;

         (b)      the Venezuelan Transaction; and

         (c) the sale of the Real Property located in Longview, Washington and described on Schedule 5.24 of the Credit Agreement (the "LONGVIEW PROPERTY").

The consents set forth in this Section 2 are expressly limited to the Canadian Restructure and the Venezuelan Transaction as each is described in the Recitals hereto.

SECTION 3. CONDITIONS PRECEDENT. The effectiveness of the amendments to the Credit Agreement contained in Section 1 hereof and the consents contained in
Section 2 hereof are subject to the satisfaction of each of the following conditions precedent (and to the extent so indicated, subject to the further conditions precedent set forth in Sections 4 and 5 hereof):

         3.1. AMENDMENT FEES. The Borrowers shall have paid to the Administrative Agent for the benefit of each Lender (for purposes of this provision only, each Lender and its Related Affiliate, if any, shall be deemed to consist of a single Lender) which executes and delivers this Amendment on or before December 26, 2003 an amendment fee in the amount of US$5,000.

         3.2. ADDITIONAL FEES AND EXPENSES. The Borrowers shall have paid all fees and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment, including, without limitation, all fees and expenses of Vinson & Elkins L.L.P., counsel to the Administrative Agent.

         3.3. DOCUMENTATION. The Administrative Agent shall have received such other documents, instruments and agreements as it (or any Lender acting through it) may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent and the Lenders.

         3.4.     NO DEFAULTS. No Default or Event of Default shall exist.

SECTION 4. CONDITIONS PRECEDENT TO CANADIAN RESTRUCTURE. The effectiveness of the amendments to the Credit Agreement contained in Sections 1.1, 1.2, 1.4, 1.5,
1.6 and 1.8 hereof and the consent contained in Section 2(a) hereof are subject to the satisfaction of each of the following conditions precedent:

         4.1. OFFICERS' CERTIFICATES; RESOLUTIONS; ETC. The Borrowers shall have delivered to the Administrative Agent such certificates of authorized officers of the Borrowers, certificates of Governmental Authorities, certified copies of the certificate of incorporation, as amended, of C&P (after giving effect to the re-capitalization of C&P pursuant to the Canadian Restructure), certified copies of resolutions of the partners, managers or members, as applicable of the Borrowers and such other documents, instruments and agreements as the Administrative Agent shall require to evidence the valid corporate existence and authority to consummate the Canadian Restructure and the due authorization, execution and delivery of this Fourth Amendment, any other documents related to the Canadian Restructure (collectively, the "CANADIAN RESTRUCTURE DOCUMENTS"), and any other legal maters relating to the Borrowers, any Subsidiary or the other Financing Documents by the Borrowers, all in a form and substance satisfactory to the Administrative Agent and its counsel.

         4.2. AMENDMENT TO THE GUARANTY AND SECURITY AGREEMENT. The Administrative Agent shall have received the First Amendment to Guaranty and Security Agreement, in the form attached as Exhibit D hereto, duly completed and executed by each US Borrower.

         4.3. JOINDER AGREEMENTS. The Administrative Agent shall have received Borrower Joinder Agreements, in the form attached as Exhibit L to the Credit Agreement, duly completed and executed by each of the Canada GP, Canada LP, International Holdings, Maverick ULC and Prudential Holdings (collectively, the "NEW CANADIAN BORROWERS"), pursuant to which each of the New Canadian Borrowers shall become a Canadian Borrower under the Credit Agreement, together with all deliveries required pursuant thereto, including each of the following:

                  (a) A signature page to each Canadian Revolving Credit Note held by each Canadian Lender to evidence that each New Canadian Borrower is a maker of each such Canadian Revolving Credit Note and is jointly and severally obligated to pay the principal and interest on each such Canadian Revolving Credit Note in full when due. Each Canadian Lender is hereby authorized to attach such signature page(s) to each Canadian Revolving Credit Note held by such Lender;

                  (b) Certified copies of the resolutions of the Board of Directors, Members, or Partners, as applicable, of each of the New Canadian Borrowers dated on or prior to the date of the applicable Borrower Joinder Agreement and approving the Canadian Revolving Credit Loans, the Canadian Revolving Credit Notes, the applicable Borrower Joinder Agreement, and all other Financing Documents, if any, to which the New Canadian Borrower is required to become a party to pursuant to the Credit Agreement, the applicable Borrower Joinder Agreement, and this Fourth Amendment and evidencing corporate authorization with respect to such documents;

                  (c) A certificate of the Secretary or an Assistant Secretary of each New Canadian Borrower dated as of the date hereof and certifying (i) the name, title and true signature of each officer of such Person authorized to execute the applicable Borrower Joinder Agreement and the other Financing Documents, (ii) the name, title and true signature of each officer of such Person authorized to provide the certifications required pursuant to the applicable Borrower Joinder Agreement, and (iii) that attached to the applicable Borrower Joinder Agreement is a true and complete copy of the certificate of incorporation or certificate of limited partnership, as applicable, certified by the appropriate Governmental Authority of the jurisdiction of incorporation, formation or organization, as applicable, of each New Canadian Borrower and the bylaws, operating agreement or limited partnership agreement, as applicable, of such New Canadian Borrower, each as amended to date, recent good standing certificates and/or certificates of existence for such New Canadian Borrower and certificates of foreign qualification for such New Canadian Borrower in such jurisdictions as the Administrative Agent shall require; and

                  (d) Opinions of each of Gallop, Johnson & Neuman, P.C. and McCarthy Tetrault LLP, as applicable, each as counsel to the New Canadian Borrowers dated as of the date of each such Borrower Joinder Agreement addressed to the Agents, the Issuing Banks and the Lenders and covering such matters as the Agents, the Issuing Banks or the Lenders may reasonably request.

         4.4. ASSUMPTION AGREEMENTS TO THE GUARANTY AND SECURITY AGREEMENT. The Administrative Agent shall have received Assumption Agreements (pursuant to which each of International Holdings and Maverick ULC, respectively, shall become an additional grantor under the Guaranty and Security Agreement) duly completed and executed by each of International Holdings and Maverick ULC granting to the Administrative Agent a first priority security interest in all of the personal property, but subject to the express limitations on such grants set forth in the Guaranty and Security Agreement, of each of International Holdings and Maverick ULC, respectively, as security for the Lender Indebtedness.

         4.5. ASSUMPTION AGREEMENTS TO THE CANADIAN SECURITY AGREEMENT. The Administrative Agent shall have received Assumption Agreements (pursuant to which each of the New Canadian Borrowers, respectively, shall become an additional grantor under the Canadian Security Agreement) duly completed and executed by each New Canadian Borrower granting to the Canadian Administrative Agent a first priority security interest in all of the personal property of each New Canadian Borrower, respectively, as security for the Canadian Lender Indebtedness.

         4.6. CERTIFIED COPY OF CANADIAN RESTRUCTURE DOCUMENTS. The Administrative Agent shall have received a certified copy of each of the Canadian Restructure Documents, each of which shall be substantially in form and substance acceptable to the Administrative Agent.

         4.7. INTER-COMPANY NOTES. The Administrative Agent shall have received the Company/Holdings Note duly executed and completed and the Canadian Administrative Agent shall have received a duly executed and completed promissory note with respect to each loan made as part of the Canadian Restructure, each in form and substance satisfactory to the Administrative Agent and the Canadian Administrative Agent, along with an executed allonge executed in blank for each such promissory note and the Company/Holdings Note.

         4.8. ACCOUNTS FOR INTER-COMPANY TRANSFERS. All bank accounts into which any of the funds transferred as part of the Canadian Restructure shall be held by the Administrative Agent or the Canadian Administrative Agent.

         4.9. ESTABLISHMENT OF BLOCKED ACCOUNTS. The Borrowers shall have established the Maverick ULC Blocked Account and the International Holdings Blocked Account with the Administrative Agent.

SECTION 5. CONDITIONS PRECEDENT TO VENEZUELAN TRANSACTION. The effectiveness of the amendment to the Credit Agreement contained in Section 1.7 hereof and the consent contained in Section 2(b) hereof is subject to the satisfaction of each of the following conditions precedent:

         5.1. ORGANIZATIONAL DOCUMENTS. The Administrative Agent shall have received (i) a true and complete copy of the organizational documents of Maverick de Venezuela certified by a Responsible Officer of Maverick de Venezuela, which organizational documents shall prohibit Maverick de Venezuela from incurring any Indebtedness other than Indebtedness owed to a Borrower as permitted under the Credit Agreement as amended hereby, (ii) recent good standing certificates and/or certificates of existence for Maverick de Venezuela, and (iii) certificates of foreign qualification for Maverick de Venezuela in Arkansas and for such other jurisdictions as the Administrative Agent shall require.

         5.2. LETTER AGREEMENT WITH TUBE REGARDING INVENTORY. Maverick de Venezuela and Tube shall execute and deliver to the Administrative Agent a letter agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which (i) Maverick de Venezuela agrees that in the event that any steel held at the Hickman facility is unidentifiable or whose ownership is in dispute, that such steel shall be deemed the exclusive property of the Company, free and clear of any lien or claim by Maverick de Venezuela, and (ii) Tube agrees to label and/or segregate all steel owned by Maverick de Venezuela such that it can be clearly identified.

SECTION 6. REPRESENTATIONS AND WARRANTIES. In order to induce each Agent and each Lender to enter into this Fourth Amendment, Borrowers hereby jointly and severally represent and warrant to each Agent and each Lender that:

         6.1. ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each representation and warranty of each Borrower contained in the Financing Documents is true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties are expressly made as of a particular date, in which event such representations and warranties were true and correct as of such date).

         6.2. DUE AUTHORIZATION, NO CONFLICTS. The execution, delivery and performance by Borrowers of this Fourth Amendment, and all other documents, instruments or agreements executed by any of Borrowers in connection with this Fourth Amendment, are within Borrowers', as applicable, corporate, partnership or limited liability company powers, have been duly authorized by all necessary corporate, partnership or limited liability company action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Borrowers or their Subsidiaries, or result in the creation or imposition of any Lien upon any of the assets of Borrowers or their Subsidiaries except for Permitted Liens.

         6.3. VALIDITY AND BINDING EFFECT. This Fourth Amendment and all other documents, instruments or agreements executed by any of Borrowers in connection with this Fourth Amendment each constitutes the valid and binding obligations of the applicable Borrowers enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

         6.4. ABSENCE OF DEFAULTS. Neither a Default nor an Event of Default has occurred which is continuing.

         6.5. NO DEFENSE. No Borrower has any defense to payment, counterclaim or rights of set-off with respect to Lender Indebtedness on the date hereof.

         6.6. SALE OF LONGVIEW PROPERTY. Promptly upon the consummation of the sale of the Longview Property, the Borrowers shall inform the Administrative Agent of the amount of the Net Cash Proceeds from such Disposition, the amount of the reduction in the US Equipment Component that occurred on the date of such Disposition, and the amount of the reduction to the US Borrowing Base that occurred on the date of such Disposition.

SECTION 7. MISCELLANEOUS.

         7.1. REAFFIRMATION OF FINANCING DOCUMENTS; EXTENSION OF LIENS. Any and all of the terms and provisions of the Credit Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby extends each Lien granted by such Borrower to secure Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) until Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) has been paid in full, and agree that the amendments and modifications herein contained shall in no manner affect or impair Lender Indebtedness (or Canadian Lender Indebtedness in the case of Canadian Borrowers) or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

         7.2. PARTIES IN INTEREST. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         7.3. COUNTERPARTS, EFFECTIVENESS OF FOURTH AMENDMENT. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until this Fourth Amendment has been executed by each Borrower and each Lender, at which time this Fourth Amendment shall be binding on, enforceable against and inure to the benefit of Borrowers, each Agent and all Lenders. Facsimiles shall be effective as originals.

         7.4. COMPLETE AGREEMENT. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER FINANCING DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         7.5. HEADINGS. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

         7.6. NO IMPLIED WAIVERS. No failure or delay on the part of Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Fourth Amendment, the Credit Agreement or any other Financing Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Fourth Amendment, the Credit Agreement or any other Financing Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         7.7. REVIEW AND CONSTRUCTION OF DOCUMENTS. Borrowers hereby acknowledge, and represent and warrant to Lenders, that (a) Borrowers have had the opportunity to consult with legal counsel of their own choice and have been afforded an opportunity to review this Fourth Amendment with their legal counsel, (b) Borrowers have reviewed this Fourth Amendment and fully understand the effects thereof and all terms and provisions contained herein, (c) Borrowers have executed this Fourth Amendment of their own free will and volition, and (d) this Fourth Amendment shall be construed as if jointly drafted by Borrowers and Lenders. The recitals contained in this Fourth Amendment shall be construed to be part of the operative terms and provisions of this Fourth Amendment.

         7.8. ARMS-LENGTH/GOOD FAITH. This Fourth Amendment has been negotiated at arms-length and in good faith by the parties hereto.

         7.9. INTERPRETATION. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

         7.10. SEVERABILITY. In case any one or more of the provisions contained in this Fourth Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Fourth Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

         7.11. FURTHER ASSURANCES. Borrowers agree to execute, acknowledge, deliver, file and record such further certificates, instruments and documents, and to do all other acts and things, as may be requested by Lenders as necessary or advisable to carry out the intents and purposes of this Fourth Amendment.

         7.12. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT ALLOWED BY APPLICABLE LAW, EACH OF BORROWERS, AGENTS, THE ISSUING BANKS AND LENDERS (a) IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO ANY FINANCING DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN;
(b) IRREVOCABLY WAIVE ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (c) CERTIFY THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS; AND (d) ACKNOWLEDGE THAT IT HAS BEEN INDUCED TO ENTER INTO THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT, THE OTHER FINANCING DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BASED UPON, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the day and year first above written.

                                         JPMORGAN CHASE BANK, as a Lender and as
                                         the Administrative Agent

                                         By: /s/ Christopher D. Capriotti
                                         Christopher D. Capriotti,
                                         Vice President

                                         JPMORGAN CHASE BANK, TORONTO BRANCH, as
                                         a Lender

                                         By: /s/ Christine Chan
                                             Christine Chan, Vice President

                                         CIT BUSINESS CREDIT CANADA INC., as a
                                         Lender and as the Canadian
                                         Administrative Agent

                                         By: /s/ Don Rogers
                                         Name: Don Rogers
                                         Title: Vice President

                                         GENERAL ELECTRIC CAPITAL CORPORATION,
                                         as a Lender and as the Documentation
                                         Agent

                                         By: /s/ James P. Welsh
                                         Name: James P. Welsh
                                         Title: Its Duly Authorized Signatory

                                         GENERAL ELECTRIC CAPITAL CANADA INC.,
                                         as a Lender

                                         By: /s/ Stephen B. Smith
                                         Name: Stephen B. Smith
                                         Title: Senior Vice President

                                Signature Page to
            Fourth Amendment to Amended and Restated Credit Agreement

                                         THE CIT GROUP/BUSINESS CREDIT, INC.,
                                         as a Lender

                                         By: /s/Grant Weiss
                                         Name: Grant Weiss
                                         Title: Vice President

                                         U.S. BANK NATIONAL ASSOCIATION,
                                         as a Lender

                                         By: /s/ Thomas Visconti
                                         Name: Thomas Visconti
                                         Title: Vice President

                                         FLEET CAPITAL CANADA CORPORATION,
                                         as a Lender

                                         By: /s/Doug McKenzie
                                         Name: Doug McKenzie
                                         Title: Vice President & General Manager

                                         FLEET CAPITAL CORPORATION, as a Lender

                                         By: /s/ Edward M. Bartkowski
                                         Name: Edward M. Bartkowski
                                        Title: Senior Vice President

                                         RBC CENTURA BANK, as a Lender

                                         By: /s/ E. Mark Stubblefield
                                         Name: E. Mark Stubblefield
                                         Title: Market Manager/National Division

                                         ROYAL BANK OF CANADA, as a Lender

                                         By: /s/ Roger G. M. Straathof
                                         Name: Roger G.M. Straathof
                                         Title: Account Manager

                                Signature Page to
            Fourth Amendment to Amended and Restated Credit Agreement

                                         CITIZENS BUSINESS CREDIT, as a Lender

                                         By: /s/ Todd Pacifico
                                         Name:   Todd Pacifico
                                         Title:  Vice President

                                         MAVERICK TUBE CORPORATION

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         SEACAT, L.P.

                                         By:  Precision GP, LLC, its general
                                              partner
                                              By:  Maverick Tube Corporation,
                                                   its sole member

                                                   By: /s/ Pamela G. Boone
                                                           Pamela G. Boone,
                                                           Vice President

                                         SEAC ACQUISITION, LLC

                                         By:  Maverick Tube Corporation, its
                                              sole member

                                              By: /s/ Pamela G. Boone
                                                      Pamela G. Boone,
                                                      Vice President

                                         MAVERICK C&P, INC.

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         MAVERICK INVESTMENT CORPORATION

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                Signature Page to
            Fourth Amendment to Amended and Restated Credit Agreement

                                         MAVERICK TUBE, L.P.

                                         By:  Maverick GP, Inc., its general
                                              partner

                                              By: /s/ Pamela G. Boone
                                                      Pamela G. Boone,
                                                      Vice President

                                         PRECISION TUBE HOLDING CORPORATION

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         MAVERICK GP, INC.

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         PRECISION GP, LLC

                                         By:  Maverick GP, Inc., its general
                                              partner

                                              By: /s/ Pamela G. Boone
                                                      Pamela G. Boone,
                                                      Vice President

                                         PRECISION TUBE TECHNOLOGY, L.P.

                                         By: Precision GP, LLC, its general
                                             partner

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         PRUDENTIAL STEEL LTD.

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President and Secretary

                                Signature Page to
            Fourth Amendment to Amended and Restated Credit Agreement

                                         MAVERICK TUBE (CANADA) INC.

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President and Secretary

                                         MAVERICK EXCHANGECO (NOVA SCOTIA) ULC

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President and Secretary

                                         PRECISION TUBE CANADA LIMITED

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 President

                                Signature Page to
            Fourth Amendment to Amended and Restated Credit Agreement

                                   EXHIBIT A

                          FORM OF UNSECURED DEMAND NOTE

                                 PROMISSORY NOTE

                                                            December _____, 2003
$______________                                              St. Louis, Missouri

         FOR VALUE RECEIVED, MAVERICK TUBE INTERNATIONAL HOLDINGS, INC., a Delaware corporation (the "OBLIGOR"), hereby promises to pay to the order of MAVERICK TUBE CORPORATION, a Delaware corporation (the, "HOLDER"), the principal sum of [AMOUNT TO BE DETERMINED, BUT THE MAXIMUM WILL BE THE US DOLLAR EQUIVALENT OF C$150 MILLION]; without interest. The full amount of this Note shall be payable on demand.

         The Obligor shall have the right to prepay the outstanding balance of this Note in whole or in part at any time or from time to time, without premium or penalty.

         If any payment under this Note shall not be paid at or within the time provided herein, and this Note shall be placed in the hands of an attorney for collection, the Obligor promises to pay all fees and expenses of such attorney and court costs in addition to the full amount due hereon, whether or not litigation shall be commenced.

         This Note is made in the State of Missouri and shall be governed by and interpreted in accordance with the laws of the State of Missouri. Demand for payment, presentment, protest, notice of dishonor and notice of acceptance are hereby waived by all who are or shall become parties of this Note.

         IN CONSIDERATION OF THE ABOVE, Obligor has executed and delivered this Note as of the day and year first above written.

                                         MAVERICK TUBE INTERNATIONAL HOLDINGS,
                                         INC.

                                         By: /s/ Pamela G. Boone
                                         Name: Pamela G. Boone
                                         Title: President

                                    EXHIBIT B

                           POST-CONSUMMATION STRUCTURE

                                                                 [MAVERICK LOGO]

Organizational Chart By Legal Entity (Post-Consummation Structure)

               [ORGANIZATIONAL CHART BY LEGAL ENTITY  FLOW CHART]

                                   EXHIBIT C

                           POST-AMALGAMATION STRUCTURE

                                                                 [MAVERICK LOGO]

Organizational Chart By Legal Entity (Post-Consummation Structure)

                [ORGANIZATIONAL CHART BY LEGAL ENTITY FLOW CHART]

                                   EXHIBIT D

               FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO GUARANTY AND SECURITY AGREEMENT (this "AMENDMENT") is effective as of the ____ day of December, 2003 and executed by JPMorgan Chase Bank in its capacity as Administrative Agent (as herein defined) and each party designated as a Grantor on the signature page hereto (the "GRANTORS").

                              W I T N E S S E T H:

         WHEREAS, JPMorgan Chase Bank as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT"), CIT Business Credit Canada, Inc., as Canadian Administrative Agent, General Electric Capital Corporation as Documentation Agent, Maverick Tube Corporation and certain of its subsidiaries as Borrowers, and certain financial institutions parties thereto as Lenders are parties to that certain Amended and Restated Credit Agreement, dated as of December 31, 2002 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") Unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to this Fourth Amendment; and

         WHEREAS, to secure the Lender Indebtedness, the Grantors executed and delivered to Administrative Agent that certain Guaranty and Security Agreement dated as of March 28, 2002 (the "GUARANTY AND SECURITY AGREEMENT"); and

         WHEREAS, Borrowers, Agents and Lenders have entered into that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the "FOURTH AMENDMENT"), pursuant to which among other things, the Credit Agreement will be amended in certain respects and the Lenders will consent to (i) the Canadian Restructure, and (ii) the Venezuelan Transaction (as defined in the Fourth Amendment); and

         WHEREAS, the Canadian Restructuring and the Venezuelan Transaction will result in the creation of certain new Subsidiaries and the Equity of certain of such new Subsidiaries will, subject to limitations set forth in the Guaranty and Security Agreement as amended by this Amendment, be pledged to secure the Lender Indebtedness; and

         WHEREAS, contemporaneous with the execution and delivery of this Amendment, International Holdings and Maverick ULC will enter into an Assumption Agreement pursuant to which International Holdings and Maverick ULC will become Grantors under and as defined in the Guaranty and Security Agreement; and

         WHEREAS, the Lenders have required, as a condition precedent to the effectiveness of the amendments and consents contained in the Fourth Amendment, that the Guaranty and Security Agreement be amended as provided for herein.

         NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1. Amendments.

         1.1. Amended Definition. The definition of "Collateral" contained in Section 1.1 of the Guaranty and Security Agreement shall be amended to read in full as follows:

                  "Collateral" shall have the meaning provided in Section 3; provided, that, such term shall expressly exclude all Equity of Canada LP and Precision Scotland"

         1.2. Amendment to Guaranty. A new Section 2.6 shall be added to the Guaranty and Security Agreement which shall read in full as follows:

                  "2.6 Grantors Excluded as Guarantors. Solely for purposes of Sections 2.1, 2.2, 2.3, 2.4 and 2.5 hereof, the term "Grantors" shall be deemed to exclude any Grantors that are also Canadian Borrowers."

         1.3. Amendment to Grant of Security Interest. The second paragraph of Section 3 of the Guaranty and Security Agreement shall be amended and restated in its entirety to read as follows:

                  "Notwithstanding the foregoing, to the extent any Equity was issued by a International Holdings or an Issuer organized under the laws of any jurisdiction other than the United States of America, a State thereof, or the District of Columbia (a "Foreign Issuer"), and to the extent this security interest secures Lender Indebtedness or a guarantee of Canadian Lender Indebtedness which is not Canadian Lender Indebtedness such security interest in Equity shall be limited to all non voting Equity and sixty five percent (65%) of the issued and outstanding voting Equity of any Issuer. The foregoing limitation shall not be applicable to the security interest in Equity issued by a Foreign Issuer to the extent the security interest secures Canadian Lender Indebtedness or a guarantee of Canadian Lender Indebtedness.

SECTION 2. Miscellaneous.

         2.1. Reaffirmation of Financing Documents; Extension of Liens. Any and all of the terms and provisions of the Guaranty and Security Agreement and the Financing Documents shall, except as amended and modified hereby, remain in full force and effect. Each party executing this Amendment hereby extends the Liens granted by it to secure the Lender Indebtedness until the Lender Indebtedness has been paid in full, and agrees that the amendments and modifications herein contained shall in no manner affect or impair the Lender Indebtedness or the Liens securing payment and performance thereof.

         2.2 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

         2.3 Financing Document. This Amendment is a Financing Document and is subject to all provisions of the Credit Agreement applicable to Financing Document.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

ADMINISTRATIVE AGENT:                    JPMORGAN CHASE BANK,
                                         as a Lender and as the Administrative
                                         Agent

                                         By:/s/ Christopher D. Capriotti
                                                Christopher D. Capriotti,
                                                Vice President

GRANTORS:                                MAVERICK TUBE CORPORATION

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         SEACAT, L.P.

                                         By:  Precision GP, LLC, its general
                                              partner

                                              By:  Maverick Tube Corporation,
                                                   its sole member

                                                    By: /s/ Pamela G. Boone
                                                            Pamela G. Boone,
                                                            Vice President

                                         SEAC ACQUISITION, LLC

                                         By:  Maverick Tube Corporation, its
                                              sole member

                                              By: /s/ Pamela G. Boone
                                                      Pamela G. Boone,
                                                      Vice President

                                         MAVERICK C&P, INC.

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         MAVERICK INVESTMENT CORPORATION

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         MAVERICK TUBE, L.P.

                                         By:  Maverick GP, Inc., its general
                                              partner

                                              By: /s/ Pamela G. Boone
                                                      Pamela G. Boone,
                                                      Vice President

                                         PRECISION TUBE HOLDING CORPORATION

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         MAVERICK GP, INC.

                                         By: /s/ Pamela G. Boone
                                                 Pamela G. Boone,
                                                 Vice President

                                         PRECISION GP, LLC

                                         By:  Maverick GP, Inc., its general
                                              partner

                                              By: /s/ Pamela G. Boone
                                                      Pamela G. Boone,
                                                      Vice President

                                         PRECISION TUBE TECHNOLOGY, L.P.

                                         By:  Precision GP, LLC, its general
                                              partner

                                              By: /s/ Pamela G. Boone
                                                      Pamela G. Boone,
                                                      Vice President
                                                                             D-6